UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2005

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5757 N. Green Bay Avenue, P.O. Box 591 Milwaukee, Wisconsin 53201-0591
(Address of principal executive offices, including zip code)

(414) 524-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 11, 2005, Johnson Controls, Inc. entered into an agreement to sell its Johnson Controls World Services Inc. (JCWS) subsidiary to IAP Worldwide Services Inc. (IAP) based in Irmo, South Carolina. IAP will pay approximately $260 million in cash for JCWS, subject to normal adjustments. JCWS had sales of approximately $770 million in fiscal 2004. The parties expect to complete the transaction in the next few weeks. A copy of the press release is attached as Exhibit 99 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99 Press release issued by the registrant on February 11, 2005

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
	By:	/s/ R. Bruce McDonald
R. Bruce McDonald
Date: February 17, 2005		Vice President and Assistant Chief Financial Officer

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